                                                                   EXHIBIT 23A


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports dated January 15, 2001 included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-52405, 33-52407, 333-60327, and 333-43188.



                             /s/ Arthur Andersen LLP




Greensboro, North Carolina,
February 22, 2001.